UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2013 (July 14, 2013)

SHFL entertainment, Inc.

(Exact name of Registrant as specified in its charter)

Minnesota	0-20820	41-1448495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1106 Palms Airport Drive, Las Vegas, Nevada		89119
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (702) 897-7150

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On July 15, 2013, SHFL entertainment, Inc., a Minnesota corporation (“SHFL”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Bally Technologies, Inc., a Nevada corporation (“Bally”) and Manhattan Merger Corp., a Minnesota corporation and an indirect wholly-owned subsidiary of Bally (“Merger Sub”) providing for the merger of Merger Sub with and into SHFL (the “Merger”), with SHFL surviving the Merger as an indirect wholly owned subsidiary of Bally. The Merger Agreement was unanimously approved by (i) SHFL’s Board of Directors (the “Board”) and (ii) a committee of disinterested directors of the Board.

At the effective time of the Merger, on the terms and subject to the conditions set forth in the Merger Agreement, each share of SHFL’s common stock, par value $0.01 (“SHFL Common Stock”) issued and outstanding immediately prior to such time, other than shares of SHFL Common Stock owned by SHFL, Bally or Merger Sub (each of which will be cancelled) and shares of SHFL Common Stock with respect to which appraisal rights are properly exercised and not withdrawn under Minnesota law, shall be automatically cancelled and converted into the right to receive $23.25 in cash, without interest.

Consummation of the Merger is subject to customary conditions, including without limitation (i) the required approval of the Merger Agreement by SHFL’s stockholders, (ii) the expiration or early termination of the waiting period applicable to the consummation of the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1974, as amended, (iii) the receipt of specified licenses, permits, and other approvals relating to SHFL’s gaming operations issued by certain governmental authorities, (iv) the absence of any law or order that is in effect and restrains, enjoins or otherwise prohibits the Merger, (v) the accuracy of the representations and warranties of the parties and compliance by the parties with their respective obligations under the Merger Agreement (subject to customary materiality qualifiers) and (vi) the absence of any change, effect, development or circumstance that, individually or in the aggregate, constitutes or is reasonably likely to constitute a Company Material Adverse Effect (as defined in the Merger Agreement).

SHFL has made customary representations and warranties and covenants in the Merger Agreement. Among other things, SHFL may not solicit or initiate discussions (and has agreed to cease any existing discussions) with third parties regarding other proposals to acquire SHFL, and has agreed to certain restrictions on its ability to respond to such proposals. In addition, until the termination of the Merger Agreement or the effective time of the Merger, SHFL has agreed to operate its business in the ordinary course of business consistent with past practices and has agreed to certain other negative covenants.

The Merger Agreement contains certain termination rights for Bally and SHFL. In connection with the termination of the Merger Agreement under specified circumstances, SHFL may be required to pay to Bally a termination fee of $43,335,601.

The representations, warranties and covenants of SHFL contained in the Merger Agreement have been made solely for the benefit of Bally and Merger Sub and the additional persons specifically described therein. In addition, such representations, warranties and covenants (a) have been made only for purposes of the Merger Agreement, (b) have been qualified by (i) matters specifically disclosed in any reports filed by SHFL with the Securities and Exchange Commission (the “SEC”) from October 31, 2010 until the date of the Merger Agreement and (ii) matters described in a confidential exceptions letter delivered by SHFL to Bally in connection with the Merger Agreement, (c) are subject to materiality qualifications contained in the Merger Agreement, which might differ from what is viewed as material by investors, (d) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement and (e) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as fact. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding SHFL or its business. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of SHFL or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in SHFL’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding SHFL that is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q and other documents that SHFL files or has filed with the SEC.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated in its entirety herein by reference.

Indemnification Agreements

On July 14, 2013, the Board authorized the Company to enter into Indemnification Agreements with each of Daniel M. Wade, Eileen F. Raney, A. Randall Thoman, Michael Gavin Isaacs and Kathryn S. Lever (the “Indemnification Agreements”) substantially consistent with the form of Indemnification Agreement filed as Exhibit 10.26 to the Form 8-K filed by the Company on November 11, 2008, and the Company entered into such Indemnification Agreements. Under the Indemnification Agreements, the Company agrees to indemnify each director and officer for any liability he or she may incur in a proceeding arising out of the director’s or officer’s performance of his or her duties or obligations to the Company or any of its subsidiaries, to the maximum extent permitted by law. The Indemnification Agreements also provide that the Company will advance, if requested by such director or officer, any and all expenses incurred in connection with any such proceeding, subject to reimbursement by such director or officer should a final judicial determination be made that indemnification is not available under applicable law.

The foregoing description of the Indemnification Agreements is a general description only and is qualified in its entirety by reference to the form of Indemnification Agreement filed as Exhibit 10.26 to the Form 8-K filed by the Company on November 11, 2008, which is incorporated herein by reference.

Forward Looking Statements

This communication may contain forward-looking statements. Forward-looking statements may be typically identified by such words as “may,” “will,” “should,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions among others. These forward-looking statements are subject to known and unknown risks and uncertainties that could cause our actual results to differ materially from the expectations expressed in the forward-looking statements. Although we believe that the expectations reflected in our forward-looking statements are reasonable, any or all of our forward-looking statements may prove to be incorrect. Consequently, no forward-looking statements may be guaranteed and there can be no assurance that the actual results or developments anticipated by such forward looking statements will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, SHFL or its business or operations. Factors which could cause our actual results to differ from those projected or contemplated in any such forward-looking statements include, but are not limited to, the following factors: (1) the risk that the conditions to the closing of the merger are not satisfied (including a failure of the stockholders of SHFL to approve, on a timely basis or otherwise, the merger and the risk that regulatory approvals required for the merger are not obtained, on a timely basis or otherwise, or are obtained subject to conditions that are not anticipated); (2) litigation relating to the merger; (3) uncertainties as to the timing of the consummation of the merger and the ability of each of SHFL and Bally to consummate the merger; (4) risks that the proposed transaction disrupts the current plans and operations of SHFL; (5) the ability of SHFL to retain and hire key personnel; (6) competitive responses to the proposed merger; (7) unexpected costs, charges or expenses resulting from the merger; (8) the failure by Bally to obtain the necessary debt financing arrangements set forth in the commitment letter received in connection with the merger; (9) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger; and (10) legislative, regulatory and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in SHFL’s most recent Annual Report on Form 10-K for the year ended October 31, 2012, and SHFL’s more recent reports filed with the U.S. Securities and Exchange Commission (the “SEC”). SHFL can give no assurance that the conditions to the Merger will be satisfied. Except as required by applicable law, SHFL undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving SHFL and Bally. The proposed transaction will be submitted to the stockholders of SHFL for their consideration. In connection with the proposed transaction, SHFL will prepare a proxy statement to be filed with the SEC. SHFL and Bally also plan to file with the SEC other documents regarding the proposed transaction. SHFL’s SECURITY HOLDERS ARE URGED TO READ THE

PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. When completed, a definitive proxy statement and a form of proxy will be mailed to the stockholders of SHFL. SHFL’s stockholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. SHFL’s stockholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by going to SHFL’s Investor Relations website page at http://ir.shfl.com or by contacting Investor Relations by mail to SHFL entertainment, Inc., Attn: Investor Relations, 1106 Palms Airport Drive, Las Vegas, NV 89119, or by phone at (702) 897-7150.

Participants in Solicitation

SHFL and its directors and executive officers may be deemed to be participants in the solicitation of proxies from SHFL’s stockholders with respect to the meeting of stockholders that will be held to consider the proposed Merger. Information about SHFL’s directors and executive officers and their ownership of SHFL’s common stock is set forth in the proxy statement for SHFL’s 2013 Annual Meeting of Stockholders, which was filed with the SEC on February 1, 2013. Stockholders may obtain additional information regarding the interests of SHFL and its directors and executive officers in the proposed Merger, which may be different than those of SHFL’s stockholders generally, by reading the proxy statement and other relevant documents regarding the proposed Merger, when it becomes available. You may obtain free copies of this document as described in the preceding paragraph.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

2.1	Agreement and Plan of Merger, dated as of July 15, 2015, by and among Bally Technologies, Inc., Manhattan Merger Corp. and SHFL entertainment, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHFL entertainment, Inc.

Date: July 18, 2013	By:	/s/ Kathryn S. Lever
Kathryn S. Lever
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of July 15, 2013, by and among Bally Technologies, Inc., Manhattan Merger Corp. and SHFL entertainment, Inc.